UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2018

CSA HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55550	68-0683334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4704 Harlan Street, Suite 680

Denver, CO 80212

(Address of Principal Executive Offices) (Zip Code)

(720) 536-5824

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 26th, 2018, Emil Assentato acting as a disinterested director of the Corporation recommends and approves back compensation for Mr Smith serving 30 months and Mr Willett for 24 months as Directors. Mr Smith be compensated in the amount of $37,500 and Mr Willett in the amount of $30,000. This compensation can be converted into stock at some future point.

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SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CSA Holdings Inc.

Date: January 26, 2018	By:	/s/ Thomas Siciliano
Thomas Siciliano
President

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